                                                                      EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                           /s/ George E. Wardeberg
                                           ----------------------------------
                                           George E. Wardeberg

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                           /s/ James O. Wright
                                           ----------------------------------
                                           James O. Wright

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                           /s/ Wendell F. Bueche
                                           ----------------------------------
                                           Wendell F. Bueche

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                           /s/ Robert A. Schaefer
                                           ----------------------------------
                                           Robert A. Schaefer

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                           /s/ Jack F. Kellner
                                           ----------------------------------
                                           Jack F. Kellner

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                           /s/ D.J. Kuester
                                           ----------------------------------
                                           D.J. Kuester

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Oscar C. Boldt
                                             -----------------------------------
                                             Oscar C. Boldt

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director and executive officer of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director and executive officer to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ G.H. Gunnlaugsson
                                             -----------------------------------
                                             G.H. Gunnlaugsson

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Gus A. Zuehlke
                                             -----------------------------------
                                             Gus A. Zuehlke

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Burleigh E. Jacobs
                                             -----------------------------------
                                             Burleigh E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Jon F. Chait
                                             -----------------------------------
                                             Jon F. Chait

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Stuart W. Tisdale
                                             -----------------------------------
                                             Stuart W. Tisdale

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Richard A. Abdoo
                                             -----------------------------------
                                             Richard A. Abdoo

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director and executive officer of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director and executive officer to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ J.B. Wigdale
                                             -----------------------------------
                                             J.B. Wigdale

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Don R. O'Hare
                                             -----------------------------------
                                             Don R. O'Hare

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Katharine C. Lyall
                                             -----------------------------------
                                             Katharine C. Lyall

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ John S. Shiely
                                             -----------------------------------
                                             John S. Shiely

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2000.



                                             /s/ Timothy E. Hoeksema
                                             -----------------------------------
                                             Timothy E. Hoeksema

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Peter M. Platten, III
                                             -----------------------------------
                                             Peter M. Platten, III

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ James F. Kress
                                             -----------------------------------
                                             James F. Kress

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ San W. Orr, Jr.
                                             -----------------------------------
                                             San W. Orr, Jr.

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 10th day of February, 2000.



                                             /s/ Edward L. Meyer, Jr.
                                             -----------------------------------
                                             Edward L. Meyer, Jr.